EXHIBIT 10.4

UFS WEST LLC

1915 Hollywood Blvd, Suite 200A, Hollywood, Florida 33020

RECEIVABLES PURCHASE AGREEMENT

This is an Agreement dated 02/13/2024 by and between UFS WEST LLC  (“UFS”) inclusive of its successors or assigns and each merchant listed below (“Merchant”).

 Merchant’s Legal Name: INFINITE GROUP INC

D/B/A:	IGI	FED ID #:	52-1490422
Type of Entity:	CORPORATION

Business Address:	175 SULLY'S TRAIL STE 202	City:	PITTSFORD	State:	NY	Zip:	14534

Contact Address:	308 ROCK BEACH RD	City:	ROCHESTER	State:	NY	Zip:	14617

Email Address:	JVILLA@IGIUS.COM	Phone Number:	5853850610

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below).	$150,000.00
Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold.	$198,000.00
Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	4.85%
Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below and deduction of the payoff amount in the addendum, if any.	$145,500.00

Initial Estimated Payment

This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.

$5,823.53 per WEEK

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to UFS (making UFS the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to UFS. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by UFS, the Specified Percentage of each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of UFS and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for UFS and that each Merchant will hold Receivables in trust for UFS in its capacity as a fiduciary for UFS.

The Receivables Purchased Amount shall be paid to UFS by each Merchant irrevocably authorizing only one depositing account acceptable to UFS (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as UFS receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes UFS to ACH debit the specified remittances from the Account on a WEEKLY basis as of the next business day after the date of this Agreement and will provide UFS with all required access codes and monthly bank statements. UFS is not responsible for any overdrafts or rejected transactions that may result from UFS's ACH debiting the Specified Percentage amounts under the terms of this Agreement, unless Merchant gave UFS prior notice that such ACH would be rejected.

2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to UFS for the following fees, where applicable:

A. $4,500.00 - origination fee. This will be deducted from the payment of the Purchase Price.

B. Blocked Account/Default ‐ $2,500.00 ‐ If there is an Event of Default under Section 30.

C. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expensesincurred in litigation, arbitration, or the enforcement of any of UFS’s legal or contractual rights against each Merchant and/ or each Guarantor, if required, as explained in other Sections of this Agreement.

3. Estimated Payment . Instead of debiting the Specified Percentage of Merchant’s Receivables, UFS may instead debit $5,823.53 (“Estimated Payment”) from the Account every [week/day]. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage, subject to reconciliation.

4. Reconciliations. Any Merchant may contact UFS’s Reconciliation Department at any time to request that UFS conduct a reconciliation in order to ensure that the amount that UFS has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to UFS or by sending an e-mail to RECONCILIATION@UFSWEST.COM stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant shall produce with its request the statements covering the period from the date of this Agreement through the date of the request for a reconciliation and, if available, the login and password for the Account. UFS will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. UFS may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and UFS will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that UFS collected more than it was entitled to, then UFS will credit to the Account all amounts to which UFS was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that UFS collected less than it was entitled to, then UFS will debit from the Account all additional amounts to which UFS was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

5. Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to UFS, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide UFS and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize UFS and/or its agent(s) to deduct the amounts owed to UFS for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to UFS by permitting UFS to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable absent UFS’s written consent.

6. Term of Agreement. The term of this Agreement is indefinite and shall continue until UFS receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 4, 6, 7, 8, 10, 11, 13, 14, 15, 17, 18, 19, 22, 23, 28, 31, 32, 33, 34, 35, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, and 58 shall survive any termination of this Agreement.

7. Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to UFS under this Agreement are being made in the ordinary course of each Merchant’s business.

8. Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes UFS and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to UFS any bank or financial statements, tax returns, and other documents and records, as UFS deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. UFS is authorized to update such information and financial profiles from time to time as it deems appropriate.

9. Monitoring, Recording, and Electronic Communications. UFS may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between UFS and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for UFS to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement. UFS may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives UFS permission to call or send a text message to any telephone number given to UFS in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives UFS permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that UFS will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that UFS has no liability for any such charges.

10. Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

 RECEIVABLES PURCHASE AGREEMENT

Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of UFS’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. UFS may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to UFS. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize UFS, its agents and representatives, and any credit‐reporting agency engaged by UFS, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to UFS under this Agreement or for UFS’s ability to determine any Merchant’s eligibility to enter into any future agreement with UFS. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation. Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to UFS under the Fair Credit Reporting Act, authorizing UFS to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes UFS to obtain such information solely to conduct a pre-qualification for credit. Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to UFS under the Fair Credit Reporting Act, authorizing UFS to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes UFS to obtain such information in accordance with a revenue-based financing application.

11. Transactional History. Each Merchant authorizes its bank to provide UFS with its banking and/or credit card processing history.

12. Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by UFS for monies owed to UFS from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by UFS.

13. No Liability. In no event will UFS be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

14. Sale of Receivables. Each Merchant and UFS agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from UFS to any Merchant. UFS is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in UFS not receiving the Receivables Purchased Amount. Any Merchant going bankrupt or going out of business or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. UFS has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to UFS in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Although certain jurisdictions may require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate. If a court or arbitrator determines that UFS has charged or received interest under this Agreement in excess of the highest rate permitted by applicable law, then the rate in effect under this Agreement will automatically be reduced to the maximum rate permitted by applicable law and UFS will promptly refund to Merchant(s) any amount received by UFS that would otherwise be considered interest in excess of the maximum lawful rate, with it being intended that Merchant(s) not pay or contract to pay and that UFS not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant(s) or received by UFS under applicable law.

15. Power of Attorney. Each Merchant irrevocably appoints UFS as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to Merchant for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default, or, if an Event of Default has taken place, then each Merchant irrevocably appoints UFS as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to UFS from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 33); (ii) to receive, endorse and collect any checks or documents, in connection with clause (i) above; (iii) to sign each Merchant’s name on any invoice or assignment directing customers or account debtors to make payment directly to UFS; and (iv) to file any claims or take any action or institute any proceeding which UFS may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

16. Protections Against Default. The following Protections 1 through 6 may be invoked by UFS, immediately and without notice to any Merchant in the event:

(a) Any Merchant takes any action to discourage the use of methods of payment ordinarily and customarily usedby its customers or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks and credit cards for the purchase of any Merchant’s services and products;

(b) Any Merchant changes its arrangements with any Processor and account debtor(s) in any way that is adverseto UFS;

(c) Any Merchant changes any Processor and account debtor(s) through which the Receivables are settled toanother electronic check and/or credit card processor and account debtor(s) or permits any event to occur that could cause diversion of any Merchant’s check and/or credit card transactions to another such processor and account debtor(s);

(d) Any Merchant stops the operation of its business with the intention to harm UFS's contractual rights (otherthan due to economic failure, adverse weather, natural disasters, or acts of God) or transfers, moves, sells, disposes, or otherwise conveys its business or assets without (i) the express prior written consent of UFS and (ii) the written agreement of any purchaser or transferee to the assumption of all of any Merchant’s obligations under this Agreement pursuant to documentation satisfactory to UFS;

(e) Any Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—theresult of which will be to induce any customer or customers to pay for any Merchant’s goods or services with any means other than checks and/or credit cards that are settled through Processor and account debtor(s) . These protections are in addition to any other remedies available to UFS at law, in equity, or otherwise available pursuant to this Agreement.

(f) UFS considers any Event of Default listed in Section 30 to have taken place.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. UFS may enforce the provisions of the Guarantee against Guarantor.

Protection 3. UFS may enforce its security interest in the Collateral identified in Section 33.

Protection 4. UFS may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. UFS may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 6. UFS will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to UFS of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to UFS an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints UFS and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to UFS as contemplated by this Section.

17. Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes UFS to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against UFS or any of its affiliates relating to any (i) investigation undertaken by or on behalf of UFS as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

18. Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by UFS, including this Agreement and any other UFS documents (collectively, “Confidential Information”) are proprietary and confidential information of UFS. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of UFS to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.

19. D/B/As. Each Merchant hereby acknowledges and agrees that UFS may be using “doing business as” or “d/b/ a” names in connection with various matters relating to the transaction between UFS and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

20. Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to UFS, and future statements which will be furnished hereafter at the request of UFS, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise UFS of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant's ability to generate Receivables or perform its obligations under this Agreement.

21. Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

22. Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

23. Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without UFS’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

24. Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to UFS or change any place(s) of its business without prior written consent from UFS.

25. No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. Each Merchant further warrants that there will be no statutory presumption that it would have been insolvent on the date of this Agreement.

26. Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of UFS, other than any for which UFS has actual or constructive knowledge or inquiry notice as of the date of this Agreement.

27. Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than UFS any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of UFS.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

28. Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

29. Security Interest. To secure each Merchant’s payment and performance obligations to UFS under this Agreement and any future agreement with UFS, each Merchant hereby grants to UFS a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts‐receivable, and (b) all proceeds therefrom, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to UFS under any other agreement between any Merchant or Guarantor and UFS (the “Cross‐Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross‐Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as UFS deems necessary to perfect or maintain UFS’s first priority security interest in the Collateral and the Cross‐Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes UFS to file any financing statements deemed necessary by UFS to perfect or maintain UFS’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to UFS with respect to the Collateral and the CrossCollateral, and that any subsequent lienor may be tortiously interfering with UFS’s rights. Each Merchant shall be liable for and UFS may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by UFS in protecting, preserving, and enforcing UFS’s security interest and rights. Each Merchant further acknowledges that UFS may use another legal name and/or D/B/A or an agent when designating the Secured Party when UFS files the above‐referenced financing statement(s).

30. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

(1)	Any representation or warranty by any Merchant to UFS that proves to have been made intentionally false ormisleading in any material respect when made;

(2)

Any Merchant fails to send bank statements, merchant account statements, or bank login information for the Account within three business days after a written request via email for same is made by UFS and the merchant isn't otherwise in good standing with the terms of this Agreement.

(3)	Any Merchant intentionally prevents UFS from collecting any part of the Receivables Purchased Amount; or

(4)

Any Merchant causes any ACH debit to the Account to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter either (a) provide UFS with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned or (b) provide a new means or method of remitting to UFS the Specified Percentage of the Receivables belonging to UFS, which notice may be given by e-mail to RECONCILIATION@UFSWEST.COM.

If any Merchant goes out of business due to economic failure, is not otherwise in default of this Agreement, and provides UFS with written notice of the closure within two business days thereafter, then such closure will not be deemed an Event of Default.

31. Remedies. In case any Event of Default occurs and is not waived, UFS may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant's obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of UFS in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by UFS after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, UFS may elect that Merchant(s) be required to pay to UFS 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by UFS in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”), UFS will not be required to itemize of prove its Reasonable Expenses, and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to UFS’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

32. Required Notifications. Merchant(s) are required to give UFS at least seven days’ written notice prior to the closing of any sale of all or substantially all of any Merchant’s assets or stock.

33. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of UFS, which consent may be withheld in UFS’s sole discretion. UFS may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 33 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by UFS, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or UFS) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between UFS and such assignee (the “Assignment Agreement”), have the rights and obligations of UFS under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, UFS’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, UFS may disclose all information that UFS has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon UFS’s request.

34. Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this

Agreement. Each Merchant must set its spam or junk mail filter to accept e-mails sent by RECONCILIATION@UFSWEST.COM and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

35. Choice of Law. Each Merchant acknowledges and agrees that the State of Florida has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between UFS and each Merchant, and the relationship between UFS and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws. Each Merchant agrees that the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement unless a merchant has a principal place of business located in the Commonwealth of Virginia and there is no applicable exemption to the statute. Each Merchant agrees that the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Chapter 27 of Title 7 of the Utah Code are not applicable to this Agreement if the transactions contemplated by this Agreement are not consummated in the State of Utah.

36. Forum Selection and Venue. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving UFS on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any state court located in the Counties of Broward or Miami-Dade in the State of Florida (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any application to confirm an arbitration award and any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor to collect any amount due to UFS may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

37. Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

38. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against UFS within one year of its accrual will be time barred.

39. Costs. Each Merchant and each Guarantor must pay all of UFS’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement and the enforcement thereof, including but not limited to collection agency fees, attorney fees, which may include a contingency fee of up to 33% of the amount claimed, expert witness fees, and costs of suit.

40. Prejudgment and Postjudgment Interest. If UFS becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then UFS will be entitled to the recovery of prejudgment interest at a rate of 16% per annum, or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a rate of 9% per annum, or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

41. Class Action Waiver. UFS, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

42. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving UFS on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Agreement, will, at the option of any party to such action or dispute, be determined by arbitration in the State of Florida or the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in either the State of Florida Counties of Broward or Miami-Date or the State of New York, Counties of Nassau, New York, Queens, or Kings. Any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under the arbitration laws of the State in which the arbitration is being conducted, the laws of the State of Florida, or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of UFS and by any party to a lawsuit in which UFS and any Merchant or Gurantor are parties.

43. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to UFS by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete five days after dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by UFS demonstrating that UFS was provided with notice of a change in the Contact Address.

44. Survival of Representation, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

45. Waiver. No failure on the part of UFS to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

46. Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to UFS by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of UFS. Each Merchant and each Guarantor acknowledge that UFS is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify UFS and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that UFS does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

47. Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

48. Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

49. Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

50. Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Agreement will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by UFS and each Merchant. Any ambiguity or uncertainty in this Agreement will not be interpreted or construed against any party.

51. Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

52. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

SIGNATURES TO FOLLOW ON NEXT PAGE

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

FOR THE MERCHANT/OWNER (#1)

By:	JAMES A VILLA, OWNER

	(Print Name and Title)		(Signature)

SS#: 061-54-9789		Driver License Number:

FOR THE MERCHANT/OWNER (#2)

By:			{{sign_2}}

	(Print Name and Title)		(Signature)

SS#: --		Driver License Number:

Approved for UFS WEST LLC  by: _________________________________

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 02/13/2024, of the Receivables Purchase Agreement, dated 02/13/2024 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between UFS WEST LLC  (“UFS”) and INFINITE GROUP INC (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to UFS in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Guarantor Waivers. If any Event of Default has taken place under the Agreement, then UFS may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral, Additional Collateral, or Cross‐Collateral UFS may hold pursuant to this Guarantee or any other agreement or guarantee. UFS does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) UFS’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to UFS. In addition, UFS may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to UFS; (ii) if there is more than one Merchant, release a Merchant from its obligations to UFS such that at least one Merchant remains obligated to UFS; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to UFS under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G3. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G4. Choice of Law. Each Guarantor acknowledges and agrees that the State of Florida has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. This Guarantee and the relationship between UFS, each Merchant, and each Guarantor will be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflict of laws.

G 5 . Jury Waiver . Each Guarantor agrees to waive trial by jury in any dispute with UFS.

G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or this Guarantee or involving UFS on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Broward or Miami-Dade in the State of Florida (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any application to confirm an arbitration award and any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor to collect any amount due to UFS may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum.

G7. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against UFS within one year of its accrual will be time barred.

G9. Costs. Each Merchant and each Guarantor must pay all of UFS’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement or this Guarantee and the enforcement thereof, including but not limited to collection agency fees, expert witness fees, and costs of suit.

G10. Prejudgment and Postjudgment Interest. If UFS becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then UFS will be entitled to the recovery of prejudgment interest at a rate of 16% per annum, or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a rate of 9% per annum, or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

G11. Class Action Waiver. UFS, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G12. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving UFS on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Agreement, will, at the option of any party to such action or dispute, be determined by arbitration in the State of Florida or the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and no other arbitral forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitral tribunal and pay all required filing and/or administrative fees. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitral forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in either the State of Florida Counties of Broward or Miami-Date or the State of New York, Counties of Nassau, New York, Queens, or Kings. Any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under the arbitration laws of the State in which the arbitration is being conducted, the laws of the State of Florida, or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of UFS and by any party to a lawsuit in which UFS and any Merchant or Guarantor are parties.

G13. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to UFS by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete five days after dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by UFS demonstrating that UFS was provided with notice of a change in the Contact Address.

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

G14. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G15. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, G20, and G21 shall survive any termination of this Guarantee.

G16. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G17. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Agreement and this Guarantee will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by UFS and each Merchant. Any ambiguity or uncertainty in this Agreement or this Guarantee will not be interpreted or construed against any party.

G18. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G19. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “RECEIVABLES PURCHASE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE RECEIVABLES PURCHASE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

G20. Communications. UFS may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives UFS permission to call or send a text message to any telephone number given to UFS in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives UFS permission to communicate such information to them by e-mail. Each Guarantor agrees that UFS will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that UFS has no liability for any such charges.

SIGNATURES TO FOLLOW ON NEXT PAGE

I have read and agree to the terms and conditions set forth above:

Name and Title: JAMES A VILLA, OWNER	Name and Title:
Date: 02/13/2024	Date: 02/13/2024

RECEIVABLES PURCHASE AGREEMENT

THE UNDERSIGNED HEREBY ACCEPT THE TERMS OF THIS GUARANTEE

GUARANTOR (#1)

By:	JAMES A VILLA, OWNER

	(Print Name and Title)		(Signature)

SS#: 061-54-9789		Driver License Number:

GUARANTOR (#2)

By:			{{sign_2}}

	(Print Name and Title)		(Signature)

SS#: --		Driver License Number:

RECEIVABLES PURCHASE AGREEMENT

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Receivables Purchase Agreement (“Agreement”), dated 02/13/2024, between UFS WEST LLC (“UFS”) and INFINITE GROUP INC (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

4. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

5. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

6. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

7. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

8. I acknowledge that the payments to be made from any Merchant to UFS under the Agreement are being made in the ordinary course of each Merchant’s business.

9. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

02/13/2024
Executed on
(Date)

FOR THE MERCHANT(#1)

By:	JAMES A VILLA, OWNER

	(Print Name and Title)		(Signature)

SS#: 061-54-9789		Driver License Number:

FOR THE MERCHANT(#2)

By:			{{sign_2}}
	(Print Name and Title)		(Signature)

RECEIVABLES PURCHASE AGREEMENT

AUTHORIZATION AGREEMENT

FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

INFINITE GROUP INC (“Seller”) hereby authorizes UFS to present automated clearinghouse (“ACH”) debits to the following checking account in the amount of the Initial Installment. In addition, if any Default occurs under the Agreement, Seller authorizes UFS to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement. All capitalized terms herein shall be as defined in the Receivables Purchase Agreement attached hereto. Merchant agrees to be bound by the ACH Rules as set forth by NACHA (The Electronic Payments Association)

Name of Bank: THE UPSTATE NATIONAL BANK

Account Number: XXXXXXXXX

Routing Number: XXXXXXXXX

Seller’s EIN: - XX-XXXXXXX

	Signature:	Signature:
Name: JAMES A VILLA, OWNER		Name:
Date: 02/13/2024		Date:	02/13/2024

PLEASE ATTACH A VOIDED CHECK

Specified Percentage Calculation & Confirmation Addendum

As per the enclosed Receivables Purchase Agreement, the Merchant has committed to selling a Specified Percentage of the Merchant's Receivables to UFS. The accuracy of this Specified Percentage is a critical component of the Receivables Purchase Agreement. To ensure accuracy, UFS has outlined below the methodology employed to compute the Specified Percentage. By affixing your signature below, the Merchant confirms the accuracy of the Specified Percentage calculation and the estimated revenue figures.

Metric	Basis	Amount
Merchant’s Average Monthly Sales:	Calculated based on bank statements or other information provided by or conveyed by Merchant	$519,912.53
Specified Percentage Sold to UFS:	This is the set percentage of future revenue sold to UFS by Merchant	4.85%
Initial Estimated Payment	This is calculated as follows: (Monthly Average Revenue*Specified Percentage)/Average Weekdays in a Calendar Month	$5,823.53/WEEKLY

Please review the provided methodology carefully, and if you find that it accurately represents the terms and conditions outlined in the Receivables Purchase Agreement, kindly acknowledge your confirmation by signing and dating below. By confirming the accuracy of the Specified Percentage and estimated revenue figures, we aim to ensure a transparent and mutually beneficial business relationship. Should you have any questions or require further clarification, please do not hesitate to contact us.

I have read and agree that the data, information and calculations above are accurate.

Name and Title: JAMES A VILLA, OWNER
Date: 02/13/2024